Exhibit 99.1

INVITROGEN CORPORATION

INCENTIVE STOCK OPTION AGREEMENT

(U.S.)

THIS INCENTIVE STOCK OPTION AGREEMENT (the “Option Agreement”) is made and entered into as of Date of Option Grant, by and between Invitrogen Corporation (the “Company”) and the individual (the “Optionee”) named in the attached Notice of Grant of Stock Options (the “Notice of Grant”).

Pursuant to the Invitrogen Corporation Stock Option Plan shown in the Notice of Grant (the “Plan”) the Company has granted to the Optionee an option to purchase certain shares of Stock, upon the terms and conditions set forth in this Option Agreement, including the Notice of Grant (the “Option”). The Option shall in all respects be subject to the terms and conditions of the Plan, the provisions of which are incorporated herein by reference.

1. Definitions and Construction.

1.1 Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Plan. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Date of Option Grant” means the effective date shown in the Notice of Grant.

(b) “Number of Option Shares” means the number of shares of Stock shown in the Notice of Grant, as adjusted from time to time pursuant to Section 10.

(c) “Exercise Price” means the purchase price per share of Stock shown in the Notice of Grant, as adjusted from time to time pursuant to Section 10.

(d) “Vested Shares” means, on any relevant date, the Option Shares which are vested and unexpired as determined by applying the vesting schedule shown in the Notice of Grant to the period of Optionee’s continuous Service.

(e) “Option Expiration Date” means the relevant Expiration date shown in the Notice of Grant.

1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

2. Tax Consequences.

2.1 Incentive Stock Option. This Option is intended to be an Incentive Stock Option within the meaning of Section 422(b) of the Code, but the Company does not represent or warrant that this Option qualifies as such. The Optionee should consult with the Optionee’s own tax advisor regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements (NOTE: If the Option is exercised more than three (3) months after the date on which you cease to be an Employee (other than by reason of your death or Disability), the Option will be treated as a Nonstatutory Stock Option and not as an Incentive Stock Option to the extent required by Section 422 of the Code).

2.2 Incentive Stock Option Fair Market Value Limitation. To the extent that the Option (together with all Incentive Stock Options granted to the Optionee under all stock option plans of the Participating Company Group, including the Plan) becomes exercisable for the first time during any calendar year for shares having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount will be treated as Nonstatutory Stock Options. For purposes of this Section 2.2, options designated as Incentive Stock Options are taken into account in the order in which they were granted, and the Fair Market Value of stock is determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 2.2, such different limitation shall be deemed incorporated herein effective as of the date required or permitted by such amendment to the Code. If the Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 2.2, the Optionee may designate which portion of such Option the Optionee is exercising. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option. (NOTE: If the aggregate Exercise Price of the Option (that is, the Exercise Price multiplied by the Number of Option Shares) plus the aggregate exercise price of any other Incentive Stock Options you hold (whether granted pursuant to the Plan or any other stock option plan of the Participating Company Group) is greater than $100,000, you should contact the Chief Financial Officer of the Company to ascertain whether the entire Option qualifies as an Incentive Stock Option.)

3. Administration. All questions of interpretation concerning this Option Agreement shall be determined by the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election. As a condition to receipt of the Option, all persons having an interest in the Option agree and understand that (i) if any error occurs with respect to the establishment, creation and/or administration of the Option, the Option shall be interpreted in light of the Board’s original intent as determined in the sole discretion of the Board or the appropriate officer of the Company and (ii) the Board and/or appropriate officer of the Company shall have the authority to amend the Option, without the consent of the Optionee, to reflect the original intent of the Board with respect to the grant and terms of the Option.

4. Exercise of the Option.

4.1 Right to Exercise. Except as otherwise provided herein, the Option shall be exercisable prior to the termination of the Option (as provided in Section 6) in an amount not to exceed the number of Vested Shares less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares.

4.2 Method of Exercise. Exercise of the Option shall be by written notice to the Company which must state the election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Optionee’s investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in Section 6, accompanied by full payment of the aggregate Exercise Price for the number of shares of Stock being purchased. The Option shall be deemed to be exercised upon receipt by the Company of such written notice and the aggregate Exercise Price.

4.3 Payment of Exercise Price.

(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of whole shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the aggregate Exercise Price, (iii) by means of a Cashless Exercise, as defined in Section 4.3(c), or (iv) by any combination of the foregoing.

(b) Tender of Stock. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. The Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

(c) Cashless Exercise. A “Cashless Exercise” means the assignment in a form acceptable to the Company of the proceeds of a sale or loan with respect to some or all of the shares of Stock acquired upon the exercise of the Option pursuant to a program, procedure or individual transaction approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to decline to approve or terminate any such program, procedure or individual transaction.

4.4 Tax Withholding. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll and any other amounts payable to the Optionee, and otherwise agrees to make adequate provision for (including by means of a Cashless Exercise to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company Group, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the Option. The Optionee is cautioned that the Option is not exercisable unless the tax withholding obligations of the Participating Company Group are satisfied. Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested, and the Company shall have no obligation to issue a certificate for such shares or release such shares from any escrow provided for herein.

4.5 Certificate Registration. Except in the event the Exercise Price is paid by means of a Cashless Exercise, the certificate for the shares as to which the Option is exercised shall be registered in the name of the Optionee or, if applicable, in the names of the Optionee and his/her spouse, or in the names of the heirs of the Optionee.

4.6 Restrictions on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. Questions concerning this restriction should be directed to the Chief Financial Officer of the Company. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

4.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of the Option.

5. Nontransferability of the Option. The Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee’s guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent provided in Section 7, may be exercised by the Optionee’s legal representative or by any person empowered to do so under the deceased Optionee’s will or under the then applicable laws of descent and distribution.

6. Termination of the Option. The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Expiration Date; (b) the last date for exercising the Option following termination of the Optionee’s Service as described in Section 7; (c) under the circumstances described in Section 8 below; or (d) a Change in Control to the extent provided in Section 9.

7. Effect of Termination of Service.

7.1 Option Exercisability.

(a) Disability. If the Optionee’s Service with the Participating Company Group is terminated because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee (or the Optionee’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date.

(b) Death. If the Optionee’s Service with the Participating Company Group is terminated because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee’s legal representative or other person who acquired the right to exercise the Option by reason of the Optionee’s death at any time prior to the expiration of twelve (12) months after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date. The Optionee’s Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee’s termination of Service other than upon a termination for “Cause”.

(c) Retirement. If the Optionee’s Service with the Participating Company Group is terminated because of the Optionee’s Retirement (as that termed is defined below), the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee (or the Optionee’s guardian or legal representative) at any time after the date on which the Optionee’s Services terminated through the Option Expiration Date. For purposes of this Section 7, an Optionee’s termination of Service shall be considered a “Retirement” upon the determination of the Board of Directors or its designee, in its sole and absolute discretion, or if all of the following criteria have been met: (i) the Optionee voluntarily terminated the Optionee’s Service with the Participating Company Group, (ii) as of the date the Optionee’s Service terminated, the Optionee had a total of 10 years’ continuous Service with the Participating Company Group, (iii) as of the date the Optionee’s Service terminated, the Optionee was age fifty-five (55) or older, and (iv) the Board of Directors or its designee approves that the termination of Service shall be considered a “Retirement” for purposes of this Section, in its sole and absolute discretion.

(d) Other Termination of Service. If the Optionee’s Service with the Participating Company Group terminates for any reason, except Disability, Retirement (as defined in Section 7.1 (c), above) or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee’s Service terminated, may be exercised by the Optionee within three (3) months (or such other longer period of time as determined by the Board, in its sole discretion) after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date.

7.2 Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date. The Company makes no representation as to the tax consequences of any such delayed exercise. The Optionee should consult with the Optionee’s own tax advisor as to the tax consequences to the Optionee of any such delayed exercise.

7.3 Termination for Cause. Notwithstanding any other provision of this Option Agreement, if the Optionee’s Service with the Participating Company Group is terminated for Cause (as defined below), the Option shall terminate and cease to be exercisable on the effective date of such termination of Service.

For purposes of this Option Agreement, “Cause” shall mean any of the following: (i) the Optionee’s theft, dishonesty, or falsification of any Participating Company documents or records; (ii) the Optionee’s improper use or disclosure of a Participating Company’s confidential or proprietary information; (iii) any action by the Optionee which has a detrimental effect on a Participating Company’s reputation or business; (iv) the Optionee’s failure or inability to perform any reasonable assigned duties after written notice from the Participating Company Group of, and a reasonable opportunity to cure, such failure or inability; (v) any material breach by the Optionee of any employment agreement between the Optionee and the Participating Company Group, which breach is not cured pursuant to the terms of such agreement; or (vi) the Optionee’s conviction (including any plea of guilty or no contest) of any criminal act which impairs the Optionee’s ability to perform his or her duties with the Participating Company Group.

8. Cancellation of Option. Notwithstanding any other provision of this Option Agreement, if at any time within six (6) months before or within twelve (12) months after voluntary or involuntary termination of the Optionee’s Service for any reason, the Optionee is, in the sole judgment of the Company, other than as an employee or consultant for the Company in the execution of Optionee’s employment duties or provision of consulting services, as the case may be, either directly or indirectly, through an affiliated or controlled entity or person, on Optionee’s own behalf or as a partner, consultant, proprietor, principal, agent, creditor, security holder, trustee or otherwise in any other capacity (except by ownership of one percent (1%) or less of the outstanding stock of any publicly held corporation), owning, managing, operating, financing, controlling, investing, participating or engaging in, lending Optionee’s name or credit to, rendering services or advice to, or devoting any material endeavor or effort to, the following companies: Qiagen; Stratagene; Fisher Scientific International Inc.; Becton, Dickinson and Company; Beckman Coulter; GE Amersham Biosciences; Takara/Clontech; VWR International; Applera Corporation; Active Motif; Sigma Aldrich; Waters Corporation; Bio-Rad Laboratories; Charles River Laboratories; Serologicals Corporation and/or Affymetrix; or otherwise acting against the interests of the Company, including hiring, employing or recruiting any employee of the Company; or disclosing or misusing any confidential, proprietary or material information concerning the Company, then: (a) this Option shall immediately cease to be exercisable and shall be canceled; (b) any shares issued upon exercise of this Option after the date of termination of Service shall be sold back to the Company at the exercise price paid for such shares; (c) if the Optionee exercises this Option within six (6) months prior to the date of termination of Service, then any gain represented by the fair market value on the date of exercise over the exercise price multiplied by the number of shares such individual purchased (“Option Gain”), without regard to any subsequent market price decrease or increase, shall be paid by such individual to the Company; and (d) shares issued upon exercise of this Option within six (6) months prior to or at any time after termination of Service shall be non-transferable and shall be held in escrow by the Company until such time as the Optionee complies in full with the provisions of this Section 8.

9. Effect of Change in Control on Options. In the event of a Change in Control, the percentage of the Option that has vested shall be adjusted to 100% (if not already at that percentage) as of the date ten (10) days prior to the date of the Change in Control and the Company shall provide by any means determined in the sole discretion of the Company, the Optionee a notice of the Change in Control (the “Notice”), unless (i) the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the “Acquiring Corporation”), either assumes the Company’s rights and obligations under outstanding Options or substitutes for outstanding Options substantially equivalent options for the Acquiring Corporation’s stock or (ii) the Acquiring Corporation is not a “publicly held corporation” within the meaning of Section 162(m) of the Code. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective upon the date of the Change in Control. Notwithstanding anything in this Section 9 to the contrary, the Company may, in its sole discretion and without the consent of the Optionee, determine that, upon the occurrence of a Change in Control, each or any Option outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share of Stock subject to such canceled Option in (i) cash, (ii) stock of the Company or of the Acquiring Corporation, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control over the exercise price per share under such Option (the “Spread”). In the event such determination is made by the Company, the Spread (reduced by applicable withholding taxes, if any) shall be paid to the Optionee in respect of his or her canceled Options as soon as practicable following the date of the Change in Control.

10. Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number, Exercise Price and class of shares of stock subject to the Option. If a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Board may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the Number of Option Shares and the Exercise Price shall be adjusted in a fair and equitable manner, as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section10 shall be rounded up or down to the nearest whole number, as determined by the Board, and in no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 10 shall be final, binding and conclusive.

11. Rights as a Stockholder, Employee or Consultant. The Optionee shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a certificate for, or other valid delivery of, the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 10. If the Optionee is an Employee, the Optionee understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Optionee, the Optionee’s employment is “at will” and is for no specified term. Nothing in this Option Agreement shall confer upon the Optionee, whether an Employee or Consultant, any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee’s Service as an Employee or Consultant, as the case may be, at any time.

12. Legends. The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this Section.

13. Notice of Sales Upon Disqualifying Disposition. The Optionee shall dispose of the shares acquired pursuant to the Option only in accordance with the provisions of this Option Agreement. In addition, the Optionee shall promptly notify the Chief Financial Officer of the Company if the Optionee disposes of any of the shares acquired pursuant to the Option within one (1) year after the date the Optionee exercises all or part of the Option or within two (2) years after the Date of Option Grant and shall provide the Company with a description of the terms and circumstances of such disposition. Until such time as the Optionee disposes of such shares in a manner consistent with the provisions of this Option Agreement, unless otherwise expressly authorized by the Company, the Optionee shall hold all shares acquired pursuant to the Option in the Optionee’s name (and not in the name of any nominee) for the one-year period immediately after the exercise of the Option and the two-year period immediately after Date of Option Grant. At any time during the one-year or two-year periods set forth above, the Company may place a legend on any certificate representing shares acquired pursuant to the Option requesting the transfer agent for the Company’s stock to notify the Company of any such transfers. The obligation of the Optionee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate pursuant to the preceding sentence.

14. Restrictions on Transfer of Shares. No shares acquired upon exercise of the Option may be sold, exchanged, transferred (including, without limitation, any transfer to a nominee or agent of the Optionee), assigned, pledged, hypothecated or otherwise disposed of, including by operation of law, in any manner which violates any of the provisions of this Option Agreement, and any such attempted disposition shall be void. The Company shall not be required (a) to transfer on its books any shares which will have been transferred in violation of any of the provisions set forth in this Option Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares will have been so transferred.

15. Binding Effect. Subject to the restrictions on transfer set forth herein, this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

16. Termination or Amendment. The Board may terminate or amend the Plan or the Option at any time; provided, however, that except as provided in Sections 3, 8 and 9, no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such termination or amendment is necessary to comply with any applicable law or government regulation or is required to enable the Option to qualify as an Incentive Stock Option. No amendment or addition to this Option Agreement shall be effective unless in writing.

17. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the address shown below that party’s signature or at such other address as such party may designate in writing from time to time to the other party.

18. Integrated Agreement. This Option Agreement, the Notice of Grant and the Plan constitute the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein or therein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein or therein. To the extent contemplated herein or therein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

19. Applicable Law. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

20. Acceptance and Acknowledgement by Optionee. Optionee represents that Optionee is familiar with the terms and provisions of this Option Agreement, including the Notice of Grant, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement. Without limitation of the foregoing, Optionee agrees that by executing the Notice of Grant Optionee acknowledges and agrees that:

20.1 Prospectus. Optionee has been provided with a copy or electronic access to a copy of the Prospectus for the Plan;

20.2 Discretionary Nature of Plan. The Plan is discretionary in nature, and the Company may amend, cancel or terminate the Plan in its sole discretion at any time, subject to the terms of the Plan and any applicable limitations imposed by law. The grant of stock options under the Plan is a one-time benefit and does not create any contractual or other right to receive a grant of stock options or benefits in lieu of stock options in the future. Future grants, if any, will be at the sole discretion of the Company, including, but not limited to, the timing of any grant, the number of options, vesting provisions and the exercise price;

20.3 Voluntary Participation. Participation in the Plan is voluntary. The value of an Option is an extraordinary item of compensation outside the scope of any employment contract. As such, an Option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments. The future value of the underlying Stock is unknown and cannot be predicted with certainty;

20.4 Exclusion of Claims. Optionee acknowledges and agrees that, except as otherwise agreed upon in writing between Optionee and the Company, Optionee will have no entitlement to compensation or damages in consequence of the termination of Optionee’s employment with the Company or any subsidiary for any reason whatsoever and whether or not in breach of contract, insofar as such entitlement arises or may arise from ceasing to have rights under or from ceasing to be entitled to exercise stock options (provided that any such cessation is in accordance with the Plan) as a result of such termination or from the loss or diminution in value of this Option, and, upon the grant of this Option, Optionee shall be deemed irrevocably to have waived any such entitlement; and

20.5 Withholding. Optionee authorizes the Company or any agent of the Company (i.e., bank/broker) to withhold such cash as is necessary to meet any tax liability prior to payment or transfer of shares under the Plan. Otherwise, Optionee will be required to pay to the Company such amount. Optionee authorizes the withholding of shares to meet all or a proportion of any tax liability.